EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bespoke Extracts, Inc. (the “Company”) on Form 10-K for the fiscal year ended August 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Niquana Noel, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 16, 2019	By:	/s/ Niquana Noel
Niquana Noel
Chief Executive Officer and Chief Financial Officer (principal executive and financial officer)